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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 16, 2005

                                 Glowpoint, Inc.
             (Exact name of registrant as specified in its Charter)



         Delaware                   0-25940                 77-0312442
         --------                   -------                 ----------
(State or other jurisdiction        (Commission           (I.R.S Employer
     of incorporation)              File Number)         Identification No.)

225 Long Avenue Hillside, NJ                                   07205
-----------------------------                                  -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code   (973) 282-2000

                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)





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ITEM  1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective as of December 31, 2005, Glowpoint, Inc. will enter into a third amended and restated employment agreement with its Chairman, Richard Reiss. The employment agreement requires Mr. Reiss to provide general executive-level advice regarding Glowpoint, its competitors and the videoconferencing industry. The agreement has a one year term and provides for the payment to Mr. Reiss of an annual salary of $165,000.

         This description of the employment agreement is qualified by reference to the provisions of the agreement attached to this report as Exhibit 10.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.
     Not Applicable.

(b)  Pro Forma Financial Information.
     Not Applicable.

(c)  Exhibits

     Exhibit No.       Description
     -----------       -----------

     Exhibit 10.1 Third Amended and Restated Employment Agreement between the Registrant and Richard Reiss dated as of December 31, 2005.






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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GLOWPOINT, INC.

                                      BY:  /s/ David C. Trachtenberg
                                           -------------------------
                                           David C. Trachtenberg
                                           Chief Executive Officer and President
Date: December 21, 2005




























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